UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09613
Name of Fund: Legg Mason Investment Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202
Name and address of agent for service:
Richard M. Wachterman, Esq.
Legg Mason & Co., LLC
100 Light Street
Baltimore, MD 21202
Registrant’s telephone number, including area code: (410) 539-0000
Date of fiscal year end: December 31, 2006
Date of reporting period: December 31, 2006

Item 1. Report to Shareholders
Annual Report to Shareholders

Legg Mason Opportunity Trust December 31, 2006

Annual Report to Shareholders  1

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s annual report for the year ended December 31, 2006.

Total returns for various periods ended December 31, 2006 are:

Total ReturnA
	6 Months	12 Months

Opportunity Trust:
Primary Class	+12.42%	+13.41%
Financial Intermediary Class	+12.83%	+14.21%
Institutional Class	+13.01%	+14.58%
Dow Jones Industrial AverageB	+13.14%	+19.05%
S & P 500 Stock Composite IndexC	+12.74%	+15.79%
Value Line IndexD	+8.19%	+10.97%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Class R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods less than one year and represent cumulative figures and are not annualized.

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2006 are included in this report.

A Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance. Class R which began operations on December 28, 2006 had a total return of -0.47% for the period ended December 31, 2006.
B Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
C S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
D Value Line Index — Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

  Annual Report to Shareholders  2

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

The Board of Directors recently approved a long-term capital gain distribution of $0.0142 per share payable on December 8, 2006 to shareholders of record on December 6, 2006.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

February 1, 2007

Annual Report to Shareholders  3

Management’s Discussion of Fund Performance

Legg Mason Opportunity Trust

Average Annual Total Returns,
December 31, 2006
	One	Three	Five	Since
	Year	Year	Years	InceptionA

Opportunity Trust:
Primary Class	+13.41%	+11.25%	+14.33%	+10.07%
Financial Intermediary Class	+14.21%	N/A	N/A	+11.47%
Institutional Class	+14.58%	+12.44%	+15.53%	+11.25%
Dow Jones Industrial AverageB	+19.05%	+8.44%	+6.81%	+3.25%
S & P 500 Stock Composite IndexC	+15.79%	+10.44%	+6.19%	+1.13%
Value Line IndexD	+10.97%	+8.07%	+4.37%	+0.86%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A The Fund’s Primary Class inception date is December 30, 1999. The Financial Intermediary Class inception date is February 13, 2004. The Institutional Class inception date is June 26, 2000. Index returns are for periods beginning December 31, 1999. Class R, which began operations on December 28, 2006 had a total return of −0.47% for the period ended December 31, 2006. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
B Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.
C S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
D Value Line Index — Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.
N/A — Not applicable.

  Annual Report to Shareholders  4

Management’s Discussion of Fund Performance—Continued

Legg Mason Opportunity Trust—Continued

Most major indices posted respectable returns of greater than 10% for 2006 with the Dow Jones Industrial Average (“DJIA”) posting just under 20% while the NasdaqE increased slightly over 10%. Foreign indices were particularly strong as Morgan Stanley Capital International (“MSCI”) EuropeF and Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross)G funds returned 34% and 33%, respectively. Large cap stocks outperformed smaller caps for the second half of the year. Through May 5, the Russell 2000 IndexH was up 16.53%, but it advanced only 1.64% further through year-end while the S&P MidCap 400 IndexI was actually down over the same period. In sharp contrast, the Dow Industrials, S&P 100J and “S&P 500” indices were up 9.38%, 11.15% and 8.37%, respectively, from May 5 through year-end. Additionally for the year, growth stocks underperformed value stocks. In the US, returns were driven by earnings growth while P/E multiples contracted for the third year in a row. S&P 500 operating earnings grew 14.2% while the price return of the S&P 500 was 13.6%. However, the market didn’t take off until the summer when the FedK stopped raising rates and oil prices peaked. Another significant development in the equity market in 2006 was the continuing surge in the number and size of private equity transactions.

Legg Mason Opportunity Trust was up 13.4% for the year underperforming its benchmark, the S&P 500, which had a return of 15.8%. The market proved a difficult one for active managers as only 29% of actively managed US diversified equity funds outperformed. The Fund was helped by the strong performance of its steel holdings, namely US Steel, Mittal Steel and AK Steel, which were up 53.6%, 62.5% and 112.6%, respectively as consolidation in the industry benefited the stocks. NII Holdings, a Latin American wireless company, was the Fund’s top contributor to performance adding 290bpsL to the Fund’s returns as it was the Fund’s 2nd largest holding at the beginning of the year and was up 47.5%. NII Holdings posted strong

E	NASDAQ Composite — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

F	A broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries.

G	The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment.

H	An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

I	A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

J	S&P 100 Index — A market capitalization-weighted index, composed of 100 major, blue chip companies across diverse industry groups.

K	The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

L	100 basis points (bps) = 1%

Annual Report to Shareholders  5

fundamental performance including continued growth of subscribers and geographic expansion. Telecom broadly helped the Fund as it was the best performing sector and the Fund was overweight, particularly in strong performers like Level 3 Communications, which was up 95.1%. On the other hand, the Fund was hurt by its underexposure to energy and utilities, the 2nd and 3rd best performing sectors for the year, respectively. Opportunity Trust’s only energy name at the beginning of the year was Syntroleum, which declined 61.7% as negative news about its projects weighed down the stock. Amazon.com, the Fund’s largest holding at the beginning of the period, XM Satellite Radio and Yahoo each detracted 100bps from the Fund’s performance after suffering declines of 16.3%, 47% and 34.8%, respectively as the market worried about Amazon’s margins, XM’s loss of market share and Yahoo’s troubles in paid search.

Bill Miller, CFA

February 1, 2007

  Annual Report to Shareholders  6

Expense Example

Legg Mason Opportunity Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class, Class R and Financial Intermediary Class shares; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2006 and held through December 31, 2006. Class R began operations on December 28, 2006, therefore an expense example is not presented.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/06	12/31/06	7/1/06 to 12/31/06

Primary Class:
Actual	$1,000.00	$1,124.20	$12.05
Hypothetical (5% return before expenses)	1,000.00	1,013.86	11.42
Financial Intermediary Class:
Actual	$1,000.00	$1,128.30	$8.26
Hypothetical (5% return before expenses)	1,000.00	1,017.44	7.83
Institutional Class:
Actual	$1,000.00	$1,130.10	$6.44
Hypothetical (5% return before expenses)	1,000.00	1,019.16	6.11

A These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratios of 2.25%, 1.54% and 1.20% for the Primary Class, Financial Intermediary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365.

Annual Report to Shareholders  7

Performance Information

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in the Financial Intermediary and Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Due to the limited operating history of Class R, a performance graph is not presented. Class R, which began operations on December 28, 2006 had a total return of –0.47% for the period ended December 31, 2006.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

  Annual Report to Shareholders  8

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+13.41%	+13.41%
Five Years	+95.38%	+14.33%
Life of Class*	+95.82%	+10.07%
* Inception date: December 30, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for periods beginning December 31, 1999.

Annual Report to Shareholders  9

Growth of a $1,000,000 Investment — Financial Intermediary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+14.21%	+14.21%
Life of Class*	+36.73%	+11.47%
* Inception date: February 13, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B Index returns are for periods beginning January 31, 2004.

  Annual Report to Shareholders  10

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+14.58%	+14.58%
Five Years	+105.80%	+15.53%
Life of Class*	+100.33%	+11.25%
* Inception date: June 26, 2000

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C Index returns are for periods beginning June 30, 2000.

Annual Report to Shareholders  11

Sector Diversification (December 31, 2006)D

% of
Net Assets

Consumer Discretionary	33.5%
Consumer Staples	1.0%
Energy	0.3%
Financials	3.3%
Health Care	4.1%
Industrials	9.7%
Information Technology	10.7%
Limited Partnerships	3.7%
Materials	16.8%
Telecommunication Services	11.8%
Utilities	2.6%
Options Purchased	2.2%
Corporate and Other Bonds	5.5%
Short-Term Investments	1.2%

Total Investment Portfolio	106.4%
Other Assets Less Liabilities	(6.4)%

100.0%

Top Ten Holdings (as of December 31, 2006)

% of
Security	Net Assets

United States Steel Corp.	6.8%
NII Holdings Inc.	6.3%
Mittal Steel Co. N.V. — ADR	4.8%
Tyco International Ltd.	4.7%
Amazon.com Inc.	4.1%
IAC/InterActiveCorp	3.8%
Cleveland-Cliffs Inc.	3.1%
The Ryland Group Inc.	3.1%
AMR Corp.	2.9%
Level 3 Communications Inc.	2.9%

D The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

  Annual Report to Shareholders  12

Performance Information — Continued

Selected Portfolio PerformanceE

Strongest performers for the year ended December 31, 2006F

1.	AK Steel Holding Corp.	+112.6%
2.	Level 3 Communications Inc.	+95.1%
3.	Level 3 Communications Inc., 10%, due 5/1/11	+72.1%
4.	Mittal Steel Co. N.V. — ADR	+62.5%
5.	United States Steel Corp.	+53.6%
6.	Foster Wheeler Ltd.	+49.9%
7.	NII Holdings Inc.	+47.5%
8.	The AES Corp.	+39.2%
9.	AMR Corp.	+36.0%
10.	Pinnacle Entertainment Inc.	+34.1%

Weakest performers for the year ended December 31, 2006F

1.	Syntroleum Corp.	-61.7%
2.	Fieldstone Investment Corp.	-57.7%
3.	Convera Corp.	-53.6%
4.	XM Satellite Radio Holdings Inc.	-47.0%
5.	Yahoo! Inc.	-34.8%
6.	Career Education Corp.	-26.5%
7.	The Ryland Group Inc.	-23.6%
8.	Centex Corp.	-21.1%
9.	Amazon.com, Inc.	-16.3%
10.	Pulte Homes Inc.	-15.4%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
MannKind Corp.	JetBlue Airways Corporation
Nomad Investment Co. LP	Micron Technology, Inc.
Red Hat Inc.
US Airways Group Inc.

E Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F Securities held for the entire year, does not include option positions.

Annual Report to Shareholders  13

Portfolio of Investments

Legg Mason Opportunity Trust
December 31, 2006
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 97.5%
Consumer Discretionary — 33.5%
Auto Components — 2.1%
Exide Technologies	8,452	$36,768	A,B
Lear Corp.	3,500	103,355	A

		140,123

Diversified Consumer Services — 1.5%
Career Education Corp.	4,200	104,076	B

Hotels, Restaurants and Leisure — 0.9%
Pinnacle Entertainment Inc.	1,800	59,652	B

Household Durables — 12.7%
Beazer Homes USA Inc.	2,100	98,721	A
Centex Corp.	2,000	112,540
Jarden Corp.	4,866	169,272	A,B
Lennar Corp.	2,100	110,166
Meritage Homes Corp.	1,000	47,720	B
Pulte Homes Inc.	3,500	115,920
The Ryland Group Inc.	3,800	207,556	A

		861,895

Internet and Catalog Retail — 13.0%
Amazon.com Inc.	7,000	276,220	B,C
Expedia Inc.	7,000	146,860	B
IAC/InterActiveCorp	7,000	260,120	B,C
NetFlix Inc.	7,500	193,950	A,B

		877,150

Leisure Equipment and Products — 1.6%
Eastman Kodak Co.	4,300	110,940

Media — 1.7%
XM Satellite Radio Holdings Inc.	7,800	112,710	B

  Annual Report to Shareholders  14

Portfolio of Investments — Continued
Legg Mason Opportunity Trust — Continued

	Shares/Par	Value

Consumer Staples — 1.0%
Beverages — 1.0%
Cott Corp.	4,800	$68,688	A,B

Energy — 0.3%
Oil, Gas and Consumable Fuels — 0.3%
Syntroleum Corp.	5,632	19,487	A,B

Financials — 3.3%
Capital Markets — 1.3%
TD Ameritrade Holding Corp.	5,600	90,608	B

Consumer Finance — 1.0%
AmeriCredit Corp.	2,735	68,835	B

Insurance — 0.6%
Fairfax Financial Holdings Ltd.	194	38,449

Real Estate Investment Trusts (REITs) — 0.1%
Fieldstone Investment Corp.	980	4,294

Real Estate Management and Development — 0.3%
HouseValues Inc.	3,979	22,403	A,B

Health Care — 4.1%
Biotechnology — 1.8%
Amylin Pharmaceuticals Inc.	1,000	36,070	B
MannKind Corp.	5,100	84,099	A,B

		120,169

Pharmaceuticals — 2.3%
Sepracor Inc.	2,565	157,940	B

Annual Report to Shareholders  15

	Shares/Par	Value

Industrials — 9.7%
Airlines — 3.1%
AMR Corp.	6,500	$196,495	B
US Airways Group Inc.	200	10,770	B

		207,265

Construction and Engineering — 1.9%
Foster Wheeler Ltd.	2,400	132,336	B

Industrial Conglomerates — 4.7%
Tyco International Ltd.	10,500	319,200

Information Technology — 10.7%
Internet Software and Services — 5.8%
Netease.com — ADR	6,800	127,092	B
SINA Corp.	2,100	60,270	B
VeriSign Inc.	2,540	61,095	B
Yahoo! Inc.	5,700	145,578	B

		394,035

IT Services — 0.7%
BearingPoint Inc.	6,000	47,220	B

Software — 4.2%
CA Inc.	3,500	79,275
Convera Corp.	5,556	25,500	A,B
Red Hat Inc.	7,711	177,349	B

		282,124

  Annual Report to Shareholders  16

Portfolio of Investments — Continued
Legg Mason Opportunity Trust — Continued

	Shares/Par	Value

Limited Partnerships — 3.7%
AP Alternative Assets LP	3,750	$67,500	D
Arience Capital Partners I LP	50,000	84,635	D
Aston Capital Partners LP	25,000	26,842	D
Nomad Investment Co. LP	25,000	26,697	D
Omega Capital Partners LP	30,000	46,566	D

		252,240

Materials — 16.8%
Metals and Mining — 16.8%
AK Steel Holding Corp.	8,500	143,650	A,B
Cleveland-Cliffs Inc.	4,300	208,292	A
Mittal Steel Co. N.V. — ADR	7,700	324,786
United States Steel Corp.	6,300	460,782	A

		1,137,510

Telecommunication Services — 11.8%
Diversified Telecommunication Services — 2.9%
Level 3 Communications Inc.	35,000	196,000	B

Wireless Telecommunication Services — 8.9%
NII Holdings Inc.	6,598	425,175	B
Sprint Nextel Corp.	9,500	179,455

		604,630

Utilities — 2.6%
Independent Power Producers and Energy Traders — 2.6%
The AES Corp.	8,000	176,320	B

Total Common Stocks and Equity Interests (Cost — $4,553,736)		6,606,299

Annual Report to Shareholders  17

	Rate	Maturity Date	Shares/Par	Value

Corporate Bonds and Notes — 5.5%

General Motors Corp.	8.375%	7/15/33	100,000	$92,500
Level 3 Communications Inc.	10.000%	5/1/11	100,000	181,250	E
Level 3 Communications Inc.	11.500%	3/1/10	95,000	100,700

Total Corporate Bonds and Notes (Cost — $246,545)				374,450

Options Purchased — 2.2%
Amazon.com Inc., Call, January 2007, Strike Price $35.00	2,500,000	F	12,000
American International Group Inc., Call, January 2008, Strike Price $60.00	1,500,000	F	22,350
Citigroup Inc., Call, January 2008, Strike Price $40.00	2,000,000	F	32,600
Dell Inc., Call, January 2008, Strike Price $30.00	1,500,000	F	2,550
Eastman Kodak Co., Call, January 2008, Strike Price $35.00	1,500,000	F	975
Eastman Kodak Co., Call, January 2008, Strike Price $25.00	2,377,000	F	9,033
General Electric Co., Call, January 2008, Strike Price $30.00	2,000,000	F	16,600
Hewlett Packard Co., Call, January 2008, Strike Price $30.00	1,500,000	F	19,950
JP Morgan Chase and Co., Call, January 2008, Strike Price $40.00	1,500,000	F	15,000
Symantec Corp., Call, January 2008, Strike Price $15.00	1,500,000	F	10,500
Time Warner Inc., Call, January 2008, Strike Price $15.00	1,000,000	F	7,600

Total Options Purchased (Cost — $123,636)			149,158

  Annual Report to Shareholders  18

Portfolio of Investments — Continued
Legg Mason Opportunity Trust — Continued

	Shares/Par	Value

Repurchase Agreements — 1.2%
Bank of America 5.24%, dated 12/29/06, to be repurchased at $40,487 on 1/2/07 (Collateral: $40,870 Federal Home Loan Bank notes, 5.25%, due 11/3/09, valued $41,239)	$40,463	$40,463
Goldman, Sachs & Company 5.21%, dated 12/29/06, to be repurchased at $40,486 on 1/2/07 (Collateral: $43,820 Fannie Mae mortgage-backed securities, 4.5%, due 8/1/35, value $41,221)	40,463	40,463

Total Repurchase Agreements (Cost — $80,926)		80,926

Total Investments — 106.4% (Cost — $5,004,843)		7,210,833
Other Assets Less Liabilities — (6.4)%		(432,973)

Net Assets — 100.0%		$6,777,860

A	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2006, the total market value of Affiliated Companies was $1,842,523, and the identified cost was $1,337,696.

B	Non-income producing.

C	All or a portion of this security is pledged as collateral for securities sold short. As of December 31, 2006, the total market value of pledged securities was $417,667.

D	Investment in a limited partnership organized under the laws of the State of Delaware except for AP Alternative Assets, L.P. which is organized under the laws of Guernsey, Channel Islands. Each investment is subject to withdrawal restrictions under its partnership agreement, and is illiquid and valued at fair value under procedures approved by the Board of Directors.

	Acquisition Date	Cost	Value

AP Alternative Assets, LP	June 2006	$75,000	$67,500
Arience Capital Partners I, LP	March 2003	50,000	84,635
Aston Capital Partners, LP	November 2005/December 2005	25,000	26,842
Nomad Investment Co., LP	October 2006	25,000	26,697
Omega Capital Partners, LP	June 2002/August 2004/February 2006	30,000	46,566

E	Convertible Security — Security may be converted into the issuer’s common stock.

F	Par represents actual number of contracts.

ADR — American Depository Receipt

See notes to financial statements.

Annual Report to Shareholders  19

Schedule Of Securities Sold Short

Legg Mason Opportunity Trust
December 31, 2006
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests Sold Short — (5.7)%
Energy — (5.7)%
Energy Select Sector SPDR Fund	(3,000)	$(175,890)
Oil Service HOLDRs Trust	(1,500)	(209,490)

Total Common Stocks and Equity Interests Sold Short (Proceeds — $396,831)		$(385,380)

  Annual Report to Shareholders  20

Statement of Assets and Liabilities

Legg Mason Opportunity Trust
December 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value
Affiliated (Identified cost — $1,337,696)		$1,842,523
Non-affiliated (Identified cost — $3,586,221)		5,287,384
Short-term securities at value (Identified cost — $80,926)		80,926
Deposits with brokers for securities sold short		404,602
Receivable for fund shares sold		16,825
Receivable for securities sold		19,601
Dividend and interest income receivable		10,461
Other assets		25,236

Total assets		7,687,558
Liabilities:
Market value of securities sold short (Proceeds — $396,831)	$385,380
Payable for fund shares repurchased	7,679
Payable for securities purchased	295
Accrued management fees	8,623
Dividends payable for securities sold short	149
Payable for borrowings against line of credit	506,376
Accrued expenses	1,196

Total liabilities		909,698

Net Assets		$6,777,860

Net assets consist of:
Accumulated paid-in-capital applicable to:
249,376 Primary Class shares outstanding		$2,895,836
1 Class R shares outstanding		10
72,858 Financial Intermediary Class shares outstanding		1,158,833
33,386 Institutional Class shares outstanding		503,589
Accumulated net investment income/(loss)		(938)
Undistributed net realized gain/(loss) on investments		3,089
Unrealized appreciation/(depreciation) of investments		2,217,441

Net Assets		$6,777,860

Net Asset Value Per Share:
Primary Class		$18.94

Class R		$19.28

Financial Intermediary Class		$19.28

Institutional Class		$19.48

See notes to financial statements.

Annual Report to Shareholders  21

Statement of Operations

Legg Mason Opportunity Trust
For the Year Ended December 31, 2006
(Amounts in Thousands)

Investment Income:

Dividends
Affiliated companies	$11,345
Other dividends	45,272	A
Interest	39,231
Other income	14,927

Total income			$110,775

Expenses:

Investment advisory fees	44,738
Distribution and service fees:
Primary Class	42,511
Class R	—	B
Financial Intermediary Class	2,764
Audit and legal fees	276
Custodian fees	524
Dividend expense on short dividends	3,169
Directors’ fees and expenses	96
Registration expense	179
Reports to shareholders	1,029
Transfer agent and shareholder servicing expense:
Primary Class	2,551
Financial Intermediary Class	1,050
Institutional Class	52
Other expenses	277

Total operating expenses	99,216
Less: Compensating balance credits	(9	)C
Interest expense	20,342

Total expenses			119,549

Net Investment Loss			(8,774)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	29,595	D,E
Change in unrealized appreciation of investments	744,554

Net Realized and Unrealized Gain on Investments			774,149

Change in Net Assets Resulting From Operations			$765,375

A Net of foreign taxes withheld of $543.

B Amounts to less than 1,000.

C See Note 1, Compensating Balance Credits, in the notes to financial statements.

D Includes $38,274 of net realized loss on the sale of shares of Affiliated Companies.

E See Note 1, Commission Recapture, in the notes to financial statements.

See notes to financial statements.

  Annual Report to Shareholders  22

Statement of Changes in Net Assets

Legg Mason Opportunity Trust
(Amounts in Thousands)

	For the Years Ended
	December 31,
	2006	2005

Change in Net Assets:
Net investment income/(loss)	$(8,774)	$(34,865)
Net realized gain/(loss) on investments and securities sold short	29,595	300,264
Change in unrealized appreciation/(depreciation) of investments	744,554	71,832

Change in net assets resulting from operations	765,375	337,231
Distributions to shareholders:
From net realized gain on investments:
Primary Class	(5,128)	—
Class R	—	N/A
Financial Intermediary Class	(1,442)	—
Institutional Class	(674)	—
Change in net assets from Fund share transactions:
Primary Class	421,011	(46,627)
Class R	10	N/A
Financial Intermediary Class	440,204	397,878
Institutional Class	69,119	277,085

Change in net assets	1,688,475	965,567
Beginning of year	5,089,385	4,123,818

End of year	$6,777,860	$5,089,385

Undistributed net investment income/(loss)	$(938)	$803

N/A — Not applicable.

See notes to financial statements.

Annual Report to Shareholders  23

Financial Highlights

Legg Mason Opportunity Trust

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Year Ended December 31,
	2006		2005	2004		2003		2002

Net asset value, beginning of year	$16.72		$15.67	$13.77		$8.23		$9.80

Investment operations:
Net investment income/(loss) on investments	(.06	)A	(.15)	(.09)		(.01)		.09
Net realized and unrealized gain/(loss) on investments	2.30		1.20	1.99		5.60		(1.61)

Total from investment operations	2.24		1.05	1.90		5.59		(1.52)

Distributions from:
Net investment income	—		—	—		(.05)		(.05)
Net realized gain on investments	(.02)		—	—		—		—

Total distributions	(.02)		—	—		(.05)		(.05)

Net asset value, end of year	$18.94		$16.72	$15.67		$13.77		$8.23

Total return	13.41%		6.70%	13.80%		67.95%		(15.52)%

Ratios to Average Net Assets:B
Total expenses (including interest expense)	2.25%		2.08%	1.87%		1.90%		1.94%
Expenses (including interest expense) net of waivers, if any	2.25%		2.08%	1.87%		1.90%		1.94%
Expenses (including interest expense) net of all reductions	2.25%		2.08%	1.87%		1.90%		1.94%
Expenses (excluding interest expense) net of all reductions	1.91%		1.84%	1.85	%C	1.89	%C	1.91	%C
Net investment income (loss)	(.37)%		(.97)%	(.66)%		—%		.99%
Supplemental Data:
Portfolio turnover rate	14.2%		29.7%	13.3%		27.3%		44.4%
Net assets, end of year (in thousands)	$4,722,622		$3,778,018	$3,597,267		$2,759,299		$1,413,372

A	Computed using average daily shares outstanding.

B	Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or voluntary expense waivers.

C These amounts were not audited by the previous auditor.

See notes to financial statements.

  Annual Report to Shareholders  24

Financial Highlights — Continued
Legg Mason Opportunity Trust — Continued

Class R:

	Period Ended
	December 31,
	2006D

Net asset value, beginning of period	$19.37

Investment operations:
Net investment income	—
Net realized and unrealized gain/(loss) on investments	(.09	)A

Total from investment operations	(.09)

Net asset value, end of period	$19.28

Total return	(.47	)%E

Ratios to Average Net Assets:B
Total expenses (including interest expense)	1.69	%F
Expenses (including interest expense) net of waivers, if any	1.69	%F
Expenses (including interest expense) net of all reductions	1.69	%F
Net investment income (loss)	(1.34	)%F
Supplemental Data:
Portfolio turnover rate	14.2	%E
Net assets, end of period (in thousands)	$10

D	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

E Not annualized.

F Annualized.

See notes to financial statements.

Annual Report to Shareholders  25

Financial Intermediary Class:

	Year Ended December 31,
	2006		2005	2004G

Net asset value, beginning of year	$16.90		$15.73	$14.15

Investment operations:
Net investment income/(loss)	.05	A	(.03)	.05
Net realized and unrealized gain on investments	2.35		1.20	1.56

Total from investment operations	2.40		1.17	1.61

Distributions from:
Net investment income	—		—	(.03)
Net realized gain on investments	(.02)		—	—

Total distributions	(.02)		—	(.03)

Net asset value, end of year	$19.28		$16.90	$15.73

Total return	14.21%		7.44%	11.43	%E

Ratios to Average Net Assets:B
Total expenses (including interest expense)	1.54%		1.39%	1.13	%F
Expenses (including interest expense) net of waivers, if any	1.54%		1.39%	1.13	%F
Expenses (including interest expense) net of all reductions	1.54%		1.39%	1.13	%F
Expenses (excluding interest expense) net of all reductions	1.19%		1.15%	1.10	%C,F
Net investment income (loss)	.27%		(.24)%	1.03	%F
Supplemental Data:
Portfolio turnover rate	14.2%		29.7%	13.3	%E
Net assets, end of year (in thousands)	$1,404,852		$806,276	$332,678

G	For the period February 13, 2004 (commencement of operations) to December 31, 2004.

See notes to financial statements.

  Annual Report to Shareholders  26

Financial Highlights — Continued
Legg Mason Opportunity Trust — Continued

Institutional Class:

	Year Ended December 31,
	2006	2005	2004		2003		2002

Net asset value, beginning of year	$17.02	$15.78	$13.75		$8.21		$9.78

Investment operations:
Net investment income	.12A	.06	.08		.06		.18
Net realized and unrealized gain/(loss) on investments	2.36	1.18	1.98		5.64		(1.60)

Total from investment operations	2.48	1.24	2.06		5.70		(1.42)

Distributions from:
Net investment income	—	—	(.03)		(.16)		(.15)
Net realized gain on investments	(.02)	—	—		—		—

Total distributions	(.02)	—	(.03)		(.16)		(.15)

Net asset value, end of year	$19.48	$17.02	$15.78		$13.75		$8.21

Total return	14.58%	7.86%	15.02%		69.49%		(14.58)%

Ratios to Average Net Assets:B
Total expenses (including interest expense)	1.20%	1.04%	.84%		.87%		.91%
Expenses (including interest expense) net of waivers, if any	1.20%	1.04%	.84%		.87%		.91%
Expenses (including interest expense) net of all reductions	1.20%	1.04%	.84%		.87%		.91%
Expenses (excluding interest expense) net of all reductions	.86%	.80%	.82	%C	.86	%C	.88	%C
Net investment income	.71%	.13%	.40%		.98%		2.05%
Supplemental Data:
Portfolio turnover rate	14.2%	29.7%	13.3%		27.3%		44.4%
Net assets, end of year (in thousands)	$650,376	$505,091	$193,873		$104,968		$31,523

See notes to financial statements.

Annual Report to Shareholders  27

Notes to Financial Statements

Legg Mason Opportunity Trust
(Amounts in Thousands)

1. Organization and Significant Accounting Policies:
The Legg Mason Investment Trust, Inc. (“Corporation”), consisting of the Legg Mason Opportunity Trust (“Fund”), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.
The Fund offers four classes of shares: Primary Class, Class R, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary Class, Class R and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation
Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.
The Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material. All fair valued securities are identified in the portfolio of investments.

  Annual Report to Shareholders  28

Notes to Financial Statements — Continued
Legg Mason Opportunity Trust. — Continued

Security Transactions
Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.
For the year ended December 31, 2006, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales

$2,034,789	$879,565

Foreign Currency Translation
Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Annual Report to Shareholders  29

Compensating Balance Credits
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture
The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended December 31, 2006, the Fund received $203 in commission rebates.

Investment Income and Distributions to Shareholders
Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions from net investment income, if available, are determined at the class level and paid annually. Distributions from net realized gains, which are calculated at the Fund level, are declared and paid annually in June. An additional distribution may be made in December, to the extent necessary in order to comply with Federal excise tax requirements.

Short Sales
The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

Illiquid and Restricted Securities
The Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed “illiquid” if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Illiquid securities are valued at fair value under procedures approved by and under the general oversight of the Board of Directors. Disposal of these securities may involve time-consuming

  Annual Report to Shareholders  30

Notes to Financial Statements — Continued
Legg Mason Opportunity Trust. — Continued

negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted and/or illiquid securities are denoted on the portfolio of investments.

Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:
No provision for federal income or excise taxes has been made since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains and net gains on foreign currency transactions are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
Distributions during the years ended December 31, were characterized as follows for tax purposes:

	For the Years Ended
	December 31,
	2006	2005

Long-term capital gains	$7,244	$—

The tax basis components of net assets at December 31, 2006 were:

Unrealized appreciation	$2,347,834
Unrealized depreciation	(160,270)

Net unrealized appreciation/(depreciation)	2,187,564
Undistributed long-term capital gains	32,118
Other deferrals	(90)
Paid-in capital	4,558,268

Net assets	$6,777,860

Annual Report to Shareholders  31

The difference between book and tax basis unrealized appreciation is primarily due to tax adjustments to the cost basis of limited partnership investments and the tax deferral of wash sales.
For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2006, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$7,033
Paid-in capital	(3,474)
Accumulated net realized gain/(loss)	(3,559)

At December 31, 2006, the cost of investments for federal income tax purposes was $5,034,720.

3. Financial Instruments:

Options
As part of its investment program, Opportunity Trust may utilize options. Options may be purchased by the Fund. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily.
When purchased options expire are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:

The option expires	Realize a loss in the amount of the cost of the option.

The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

  Annual Report to Shareholders  32
Notes to Financial Statements — Continued
Legg Mason Opportunity Trust. — Continued

Written option:	Impact on the Fund:

The option expires	Realize a gain equal to the amount of the premium received.

The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.

A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.

A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

4. Transactions With Affiliates:
The Fund has an investment management agreement with LMM, LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual management fee rates are provided in the chart below:

Management Fees

Management	Asset
Fee	Breakpoint

1.00%	up to $100 million
0.75%	in excess of $100 million

Legg Mason Capital Management, Inc. (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.
Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA’s services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of

Annual Report to Shareholders  33

the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund. LMIS receives an annual distribution fee and/or an annual service fee, based on the Fund’s Primary, Class R and Financial Intermediary Classes’ average daily net assets, computed daily and payable monthly as follows:

	Distribution	Service
	Fee	Fee

Primary Class	0.75%	0.25%
Class R	0.25%	0.25%
Financial Intermediary Class	N/A	0.25%

LM Funds Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Fund’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS $150 for the year ended December 31, 2006.
LMM, LMCM, LMFA and LMFS are corporate affiliates of Legg Mason, Inc.
Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

  Annual Report to Shareholders  34

Notes to Financial Statements — Continued
Legg Mason Opportunity Trust. — Continued

5. Transactions With Affiliated Companies:
An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the year ended December 31, 2006, with companies which are or were affiliated were as follows:

	Affiliates					Dividend/	Affiliates
	Mkt Value	Purchased		Sold		Interest	Value at	Realized
Company	at 12/31/05	Cost	Shares	Cost	Shares	Income	12/31/06	Gain/(Loss)

AK Steel Holding Corp.	$67,575	$—	—	$—	—	$—	$143,650	$—
Beazer Homes USA Inc.A	—	84,882	2,100	—	—	210	98,721	—
Cleveland-Cliffs Inc.	177,140	10,566	300	—	—	1,938	208,292	—
Convera Corp.	55,000	—	—	—	—	—	25,500	—
Cott Corp.A	—	27,031	2,300	—	—	—	68,688	—
Exide TechnologiesA	—	29,584	8,452	—	—	—	36,768	—
Fieldstone Investment Corp.B	31,631	10,215	833	37,796	2,520	4,457	—	(24,180)
HouseValues Inc.A	—	22,130	3,979	—	—	—	22,404	—
Jarden Corp.	105,525	39,579	1,500	4,487	134	—	169,272	411
Lear Corp.A	—	78,978	3,500	—	—	—	103,355	—
MannKind Corp.A	—	88,684	5,100	—	—	—	84,099	—
NetFlix Inc.	202,950	—	—	—	—	—	193,950	—
The Ryland Group Inc.A	—	105,361	2,400	—	—	960	207,556	—
Syntroleum Corp.	70,846	450	54	22,680	2,268	—	19,486	(14,505)
United States Steel Corp.	302,841	—	—	—	—	3,780	460,782	—

	$1,013,508	$497,460		$64,963		$11,345	$1,842,523	$(38,274)

6. Line of Credit:
The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2006.
The Fund may borrow for investment purposes, also known as “leveraging,” from a separate $500 million line of credit (“Leveraging Credit Agreement”). Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the

A At the beginning of the reporting period, this security did not have affiliate status because the fund owned less than 5% of the company’s voting securities.
B This company is no longer an affiliated company.

Annual Report to Shareholders  35

effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.
For the year ended December 31, 2006, the Fund had average daily borrowings from the Leveraging Credit Agreement of $353 million over 365 days at an average annual interest rate of 5.63%. As of December 31, 2006, the Fund had $500 million in borrowings outstanding.

7. Fund Share Transactions:
At December 31, 2006, there were 650,000, 500,000, 250,000 and 100,000 shares authorized at $0.001 par value for the Primary, Class R, Financial Intermediary and Institutional Classes, respectively, of the Fund. Share transactions were as follows:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Primary Class
Shares Sold	65,176	$1,137,315	43,308	$680,332
Shares Issued on Reinvestment	275	4,980	—	—
Shares Repurchased	(42,070)	(721,284)	(46,921)	(726,959)

Net Change	23,381	$421,011	(3,613)	$(46,627)

Class RC
Shares Sold	1	$10	N/A	N/A
Shares Issued on Reinvestment	—	—	N/A	N/A
Shares Repurchased	—	—	N/A	N/A

Net Change	1	$10	—	—

Financial Intermediary Class
Shares Sold	38,782	$672,433	36,622	$554,256
Shares Issued on Reinvestment	77	1,426	—	—
Shares Repurchased	(13,711)	(233,655)	(10,066)	(156,378)

Net Change	25,148	$440,204	26,556	$397,878

Institutional Class
Shares Sold	11,419	$203,013	27,891	$444,051
Shares Issued on Reinvestment	36	668	—	—
Shares Repurchased	(7,748)	(134,562)	(10,499)	(166,966)

Net Change	3,707	$69,119	17,392	$277,085

C Commenced Operations December 28, 2006
N/A — Not applicable.

  Annual Report to Shareholders  36

Notes to Financial Statements — Continued
Legg Mason Opportunity Trust. — Continued

8. Recent Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Fund and has determined that the adoption of FIN 48 will not have a material impact on the Fund’s financial statements. FIN 48 is effective for fiscal periods beginning after June 1, 2007.
On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Annual Report to Shareholders  37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Directors of Legg Mason Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Opportunity Trust (the “Fund”) at December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights of the Institutional Class and Primary Class for the two years in the period then ended and of the R Class for the period from December 28, 2006 to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Primary Class and Institutional Class for each of the three years in the period ended December 31, 2004, were audited by other auditors whose report dated February 11, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 23, 2007

  Annual Report to Shareholders  38

Directors and Officers

The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Term of
Office
Name,	and	Number of
(Year of Birth) and	Length	Funds in Fund	Other
Position with	of Time	Complex	Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Five Years
INDEPENDENT DIRECTORS:B
Hearn, Ruby P. (1940) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.
Chairman of the Board of Directors of Cap-a-Laige Ltd. (management company for charitable trust); Director of Cheyne Capital International Limited (investment advisory firm); Director of Cheyne Property Holdings Limited (real estate).
Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Chief Executive Officer of The Marrow Foundation (non-profit) since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

Annual Report to Shareholders  39

Term of
Office
Name,	and	Number of
(Year of Birth) and	Length	Funds in Fund	Other
Position with	of Time	Complex	Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Five Years

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Rowan, S. Ford (1943) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. (1950) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED DIRECTORS:C
Curley Jr., John F. (1939) Chairman and Director	Since 1999	Chairman and Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

  Annual Report to Shareholders  40
Directors and Officers—Continued

Term of
Office
Name,	and	Number of
(Year of Birth) and	Length	Funds in Fund	Other
Position with	of Time	Complex	Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Five Years
Fetting, Mark R. (1954) President and Director	President since 2001 and Director since 2002	President and Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	None
Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (Financial Consulting); Vice President, T. Rowe Price Group, Inc.

Murphy, Jennifer W. (1964) Director	Since 1999	Director of Legg Mason Opportunity Trust.	None
Chief Operations Officer of LMM LLC since 1999; Senior Vice President, COO, CFO and Director of Legg Mason Capital Management, Inc. since 1998. Formerly: Director of Special Projects, Legg Mason, Inc. 1995-1998.

EXECUTIVE OFFICERS:
Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1999	Vice President and Chief Financial Officer of all Legg Mason funds consisting of 21 portfolios.	None
Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	Vice President and Chief Legal Officer of all Legg Mason funds consisting of 21 portfolios.	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Annual Report to Shareholders  41

Term of
Office
Name,	and	Number of
(Year of Birth) and	Length	Funds in Fund	Other
Position with	of Time	Complex	Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Five Years
Olmert, Amy M. (1963) Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all Legg Mason funds consisting of 21 portfolios.	None
Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

Hughes, Wm. Shane (1968) Treasurer	Since 2006	Treasurer of Legg Mason Equity funds consisting of 14 portfolios.	None
Assistant Vice President of Legg Mason & Co., LLC and Manager, Funds Accounting since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

Wachterman, Richard (1947) Secretary	Since 2004	Secretary of all Legg Mason funds consisting of 21 portfolios.	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS AND
OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION,
AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING
1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S
WEBSITE (http://www.sec.gov).

A	Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C	Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

  Annual Report to Shareholders  42

Board Consideration of Legg Mason Opportunity Trust’s Investment Advisory Agreement and Management Agreement

At its November 2006 meeting, the Board of Directors, including all of the Independent Directors, approved the continuation of the Management Agreement between LMM, LLC (the “Manager”) and Opportunity Trust and the Investment Advisory Agreement between the Manager and Legg Mason Capital Management, Inc. (the “Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interests of Opportunity Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Opportunity Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interests of Opportunity Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Opportunity Trust requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2006 at which materials relating to each Agreement were reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Opportunity Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel, and the Board members’ familiarity with their culture, and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Opportunity Trust’s returns to the average of an appropriate Lipper category and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Opportunity Trust’s performance in the context of the risk undertaken by the portfolio

Annual Report to Shareholders  43
manager. The Board noted Opportunity Trust’s performance record and the measures that the Manager and the Adviser were taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Manager and its affiliates to Opportunity Trust, including oversight of the transfer agent, the custodian, fund legal counsel, and investment adviser and fund compliance, and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Opportunity Trust. The Board also reviewed the Adviser’s reports on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to Opportunity Trust and profitability for the Manager and its affiliates from their overall association with Opportunity Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Opportunity Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Opportunity Trust were shared with Opportunity Trust, the Board further noted that Opportunity Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and that the Adviser has made significant investments in its business that have benefited Opportunity Trust. Finally, the Board considered the benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to Opportunity Trust.

Fund Information

Investment Manager
LMM, LLC
Baltimore, MD

Investment Adviser
Legg Mason Capital Management, Inc.
Baltimore, MD

Board of Directors
John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
Jennifer W. Murphy
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers
Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Braintree, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Washington, DC

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
 Balanced Trust
Financial Services Fund
Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
 Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/funds/about/aboutlmf.asp#results.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services - Institutional For R, FI and I Class Shareholders c/o BFDS P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-088/A (2/07) 07-0079

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer
(a)	Legg Mason Investment Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.
(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accounting Fees and Services
(a)	Audit Fees

PricewaterhouseCoopers LLP Fiscal Year End December 31, 2005 — $32,000 Fiscal Year End December 31, 2006 — $33,900

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP Fiscal Year End December 31, 2005 — $1,050 Fiscal Year End December 31, 2006 — $1,100

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.
	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP Fiscal Year End December 31, 2005 — $279,508 Fiscal Year End December 31, 2006 — $327,554

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments
     The schedule of investments in securities of unaffiliated issuers is included in the annual report.
     Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
     The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.
Item 11. Controls and Procedures
(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)	File the exhibits listed below as part of this Form.
(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Investment Trust, Inc.

By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investment Trust, Inc.
Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investment Trust, Inc.
Date: February 27, 2007

By: /s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Investment Trust, Inc.
Date: February 26, 2007